UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001



                           Nautica Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



          0-6708                                            95-2431048
----------------------------------            ---------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)




                 40 West 57th Street, New York, New York 10019
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                                 (212) 541-5757
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              (Registrant's telephone number, including area code)



                                      N/A
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         (Former name or former address, if changed since last report)





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ITEM 2.
                      Acquisition or Disposition of Assets

         On April 30, 2001, Nautica Enterprises, Inc. ("Nautica"), through a wholly-owned subsidiary, acquired substantially all of the assets of Earl Jean, Inc. ("Earl Jean") for a combination of cash consideration of $45 million, 1,122,271 newly-issued shares of Nautica restricted common stock and up to $21 million in contingent payments if certain performance targets are met between 2003 and 2012. The source of the cash consideration was a combination of general corporate funds and short-term borrowings on Nautica's existing line of credit made in the ordinary course of business by certain banks, the identities of which are omitted herefrom but have been provided separately to the Securities and Exchange Commission. Nautica's subsidiary also assumed certain liabilities of Earl Jean. The foregoing description is qualified in its entirety by the full text of the Asset Purchase Agreement relating to the transaction which is attached hereto as an exhibit and incorporated herein by reference.

         The purchase price was the result of arm's-length negotiations between Nautica and Earl Jean, based on Nautica's evaluation of the value of Earl Jean's business. There was no material relationship between Nautica and Earl Jean prior to the acquisition by Nautica of substantially all of Earl Jean's assets. Earl Jean is a designer, manufacturer, wholesaler and retailer of luxury women's jeanswear and related apparel. Nautica intends that the assets of Earl Jean will be used by Nautica and its subsidiary in a manner generally consistent with the use of such assets by Earl Jean immediately prior to the consummation of the acquisition.

ITEM 7.

         The financial statements and pro forma financial information required to be filed pursuant to items 7(a) and 7(b) are not included in this report but will be filed by amendment not later than July 16, 2001.


(c)
       Exhibit No.                                 Exhibit

          2.1 Asset Purchase Agreement, dated as of April 23, 2001, by and among Nautica Enterprises, Inc., EJI Acquisition Subsidiary, Inc., Earl Jean, Inc., Benjamin Freiwald and Suzanne Costas Freiwald.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 14, 2001                           (Registrant)



                                               By:     /s/ Wayne A. Marino
                                                       ------------------------
                                               Name:   Wayne A. Marino
                                               Title:  Chief Financial Officer




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                                 Exhibit Index



          Exhibit No.                                     Exhibit

             2.1                           Asset Purchase Agreement dated as of
                                           April 23, 2001.